                                                               November 1, 2007

                            MESSAGE TO SHAREHOLDERS

Dear ZTR Shareholder:

   I am pleased to share with you the manager's report and commentary for The Zweig Total Return Fund, Inc. for the quarter ended September 30, 2007.

   The Zweig Total Return Fund's net asset value increased 2.76% for the three-month period ended September 30, 2007, including reinvested distributions. During the same period the S&P 500(R) index gained 2.03%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the quarter was approximately 93%.

   For the nine months ended September 30, 2007, the Fund's net asset value gained 5.24%, including reinvested distributions. During the same period, the S&P 500 Index increased 9.13%, including reinvested dividends. The Fund's overall exposure to the bond and equity markets for the first nine months was approximately 94%.

              Sincerely,

              /s/ George R. Aylward
              George R. Aylward
              President, Chairman and Chief Executive Officer
              The Zweig Total Return Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on September 30, 2007 was 48%, with average duration (a measure of interest rate sensitivity) of 5.5 years. This compares with an exposure of 49%, with an average duration of 5.9 years, on June 30, 2007. If we were fully invested, 50% of our portfolio would be in bonds and 50% in stocks. Consequently, at 48%, we are approximately 96% invested (48%/50%).

   High credit bonds, and especially Treasury bonds, staged a significant rally during the third quarter, as the sub-prime credit crunch intensified. The meltdown in the mortgage lending arena, losses in various hedge funds and investment banks, combined with weak economic data, to propel bond prices higher during the quarter. On June 30, the 10-year Treasury yielded just shy of 5%. By the end of the third quarter, it yielded 4.55%, for nearly a 50-basis-point decline. (The prices of bonds move in the opposite direction of yields; thus, the prices of bonds rose during the quarter.)

   The economic data during the quarter was almost universally weak, with lower- than-expected job growth, mediocre retail sales, and very poor numbers in housing and construction. Broad-based weakness in economic indicators, combined with an August meltdown and bankruptcy of many lower-credit lenders, led to a switch from more risky assets into Treasury securities. Various financial derivatives that were based on low credit payments could no longer pay debt service and the market responded with a "flight to quality" into Treasury notes and bonds.

   The rally was especially sharp in the shortest maturities of the Treasury yield curve -- one-


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

month bills out to two-year notes. In response to both the weaker-than-expected economic data and concerns about liquidity in the banking system, the Federal Reserve (Fed) cut the discount rate (the rate that banks use to borrow directly from the Fed) by 50 basis points in late August. This was followed on September 18 by a Fed cut of 50 basis points in its federal funds rate and another cut of 50 basis points in the discount rate.

   The fixed income portion of the Fund performed well because we generally invest only in Treasury bonds and some high-grade agency paper, which is also AAA rated. The Fund was carrying a slightly higher-than-average duration during the summer because the bond model did tick into positive territory, which also helped performance. As of this writing, with our bond model in a more neutral zone, we have cut back slightly. We continue to closely monitor the data and remain flexible in this dynamic market.

   Our exposure to U.S common stocks was 48% on September 30, 2007, compared with 45% on June 30, 2007. At this level, we are, as with bonds, about 96% invested.

   The stock market experienced extreme turbulence in the third quarter, with the Dow Jones Industrial Average/SM/ surging and slipping by triple digits, sometimes during a single day. It saw a new record high, a drop of nearly 10 percent, and a recovery. When the dust settled, the Dow closed the quarter at 13,895.63, up 3.6%/(1)/, and 11.5%/(1)/ higher for the first nine months. Similar ups and downs were shared by the NASDAQ Composite(R) Index (NASDAQ) and the S&P 500 Index. The NASDAQ ended at 2,701.50, up 3.8%/(1)/ for the quarter and 11.8%/(1)/ for the nine months. Showing smaller gains, the S&P 500 finished at 1,526.75, rising 1.6%/(1)/ for the quarter and 7.6%/(1)/ for the nine-month period.

   Buffeted by such heavy winds as an unexpected drop in employment, a deep and seemingly open-ended housing slump, concerns about earnings, and a severe credit crunch fueled by complex financial instruments based on defaulting sub-prime mortgages, the market reeled and then rallied when the Fed came to the rescue.

   Citing the tighter credit conditions and the ongoing housing correction, the Fed surprised many investors who had been anticipating a quarter-point cut by lowering its benchmark interest rate by 50 basis points -- to 4.75% from 5.25%. It also reduced the discount rate on direct loans to banks by the same amount, to 5.25%. The Fed's move on its benchmark rate was its first reduction in four years and its steepest cut in nearly five. Responding immediately to the Fed's action, the Dow skyrocketed, jumping 2.51% on the day, while the S&P 500 climbed 2.92%. It was the largest single-day increase for both indexes since early 2003. Similarly, the NASDAQ gained 2.71%.

   Explaining its move, the Fed said that it "intended to help forestall some of the adverse effects of the broader economy that might otherwise arise from the disruption in financial markets and to promote moderate growth over time." While reporting that "readings on core inflation have improved modestly this year," it warned that "some inflation risks remain and it will continue to monitor inflation developments carefully." Hinting that further interest rate cuts may be possible, the Fed promised that it "will act as needed to foster price stability and sustainable economic growth."

   In our view, the Fed did exactly the right thing. A quarter-point reduction would have been too little. We don't know what the Fed will do at its next meeting, but there still is plenty of ammunition left in its arsenal.

   It is questionable how much the Fed's action could bolster the bleak housing market. Housing starts fell 2.6% in August, down 42% from their peak in January 2006, and at a 12-year low,

/(1)/ Returns exclude reinvested dividends according to the Commerce Department. The National Association of Realtors reported that new home purchases in August dropped 8.3% from July, the steepest decline since March and down nearly 13% over the past 12 months. Meanwhile, the rate of home foreclosures hit an all-time high in the second quarter, according to the Mortgage Bankers Association. It was the third consecutive month in which foreclosures rose to a record-setting pace.

   We believe the housing situation has already taken 1% or so off the gross domestic product (GDP), and it may go deeper. The housing market is in terrible shape and is not going to improve quickly. It is going to take a very long time to work ourselves out of this mess.

   Following the Fed's interest rate cut, the euro rose to a record $1.4259 at the quarter's end, with the dollar down 4.5% since last December. Against the yen, the dollar dipped to 114.88 from 115.65 the previous day. The British pound closed at $2.0461 from $2.0258. The Fed reported that, measured against a broader group of currencies, the dollar was at its lowest level in a decade. Although the weaker dollar raises the prices of imported goods, it makes U.S. exports more competitive and shrinks the trade gap. The Commerce Department reported that U.S. exports increased 2.7% in July, the fifth consecutive monthly gain. Compared with 2006, exports for the first seven months are up 11.3%.

   The currency structure is very complex. We have tested the dollar against the stock market ad infinitum and found no straightforward relationship between the two. Sometimes the market does well with a weak dollar; sometimes it does poorly. It depends on numerous factors.

   Mergers and acquisitions were casualties of the credit squeeze. With financing much more difficult to obtain, deals slumped in August and September. This brought U.S. transactions to $308.7 billion in the third quarter, a drop of 49% from the second quarter, according to Dealogic. Global activity in the third quarter totaled $992.1 billion, 43% below the previous three months. Before the sharp downturn, global deals were running at a record pace. For the first nine months, they came to $3.85 trillion, 42% higher than in 2006.

   The crunch hit suddenly in July and August. No one wanted to lend money to these activities and interest rates went up. There are several hundred billion dollars of deals sitting at the moment, waiting for the financing to come through.

   Initial public offerings (IPOs) also suffered from the tight credit market. Only four U.S. companies went public in September, raising a total of $882 million -- down from 15 deals and $3.13 billion last September, according to Dealogic. September also recorded the lowest monthly figure since April 2005, when $786.7 million was raised. Despite the falloff, some IPOs have done well in recent weeks. It is important to realize that IPOs are more a function of a bull market. If the bull market is strong, you will get IPOs because you can sell them. Therefore, we don't think the IPO slowdown is a serious problem for the market at this time.

   With foreign markets continuing to be strong, Americans are showing more interest in investments abroad. In September, U.S. investors placed $1.1 billion into mutual funds specializing in foreign markets. In the same month, they withdrew $3.2 billion from domestic funds, according to AMG Data Services. Meanwhile, foreigners are reducing their investments in U.S. stocks. The Treasury reported that in July, the most recent month for which figures are available, net foreign purchase of U.S. equities totaled $21.2 billion, down from $28.8 billion in the previous month.

   This trend reduces the flow of money into our stock market. It also slows speculation. We are always nervous when foreigners buy our stocks at a heavy pace because they tend to be wrong. Small investors and mutual fund investors have been pouring money into emerging and other foreign markets, and have been somewhat ignoring our market. We actually like that at the moment, but there comes a time when the cash flow into domestic mutual funds helps boost the market.

   During the quarter, the market responded quickly to every bit of economic news, negative or positive. On the downside, the Conference Board reported that its index of leading economic indicators declined 0.6% in August, the steepest drop in six months. Also gloomy was the Commerce Department report that new orders for durable goods slumped 4.9% in August, the sharpest drop since January. Things looked up when the Commerce Department reported that consumer spending grew by 0.6% in August, exceeding the estimates. Later the Institute for Supply Management reported that manufacturing continued to expand in September, with its index at 52.0 against 52.9 in August. A level above 50 indicates growth.

   We don't know if we are facing a slowdown or a recession. It could go either way. If you look at the leading indicators, they are probably predicting a recession, but they are not always right. If we experience a slowdown or a recession, the Fed would probably cut again.

   Wall Street analysts expect aggregate earnings for companies in the S&P 500 to rise 6.1% for the third quarter, according to Thomson Financial data. Growth for the fourth quarter is estimated at about 7%, compared with 8.1% attained in the second quarter. We don't know how they arrive at these estimates. We do know that financials is the largest sector in the S&P and their earnings outlook is not very bullish right now.

   At the end of the third quarter, S&P 500 companies were trading at 17.9 times earnings, little changed from the 18.1 rate on June 30 and the 18.2 level at year-end 2006. The current figure is higher than the average of 15.7 since 1935, but significantly under the average of 22.8 since 1998. To put the figures in perspective, during the bubbles of the 1920s and the 1990s, the ratio topped 40. We don't think the valuations are cheap but, relative to interest rates, they look favorable. It appears that the market is reasonably priced.

   Despite the recent volatility in the stock market, the most recent survey of market advisors by Investors Intelligence shows remarkable consistency of outlook. On September 30, bulls were at 55.6% and bears at 25.6% -- little changed from the 53.8% bulls and 20.4% bears on June 30, and the 56.5% bulls and 18.6% bears on December 31, 2006.

   Much of the recent turmoil in the stock market has been attributed to the activities of hedge funds and mutual funds that use a so-called quantitative strategy based on customized computers to screen and pick stocks. There is probably too large a crowd doing the quantitative analysis. When too many investors are doing the same thing, ugliness can follow.


              Sincerely,

                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   All of our bonds are U.S. Government and Agency obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing market conditions.

   As of September 30, 2007, the Fund's leading stock market sectors included information technology, industrials, energy, materials, and consumer staples. New to this listing are materials and consumer staples, which replaced health care and financials. During the quarter, we added to our positions in materials and energy and trimmed our holdings in financials and consumer discretionary.

   The Fund's top individual equity positions on September 30, 2007 included Altria Group, ConocoPhilips, Dow Chemical, Foster Wheeler, Freeport-McMoRan, McDonald's, Merck, PowerShares QQQ, PepsiCo, and Verizon.

   Aside from Altria, ConocoPhilips, Dow Chemical, Merck and Verizon, all these firms are new to this listing. Foster Wheeler and Freeport-McMoRan are new positions. During the quarter, we added to our holdings of McDonald's, PowerShares QQQ and PepsiCo.

   No longer among our leading positions are AT&T and Bristol-Myers Squibb, where there were no changes in shares owned. We reduced our holdings in Deutsche Bank and Nike and sold out our position in Wells Fargo.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

The Fund invests in securities guaranteed by the US Government as to the timely payment of interest and principal, however, shares of the Fund are not insured nor guaranteed.
The preceding information is the opinion of the portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 6.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Basis Point (bp): One-hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

The Zweig Total Return Fund Composite Index: A composite index consisting of 62.5% Lehman Brothers Government Bond Index and 37.5% S&P 500(R) Index.

Consumer Price Index (CPI): Measures the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve (the "Fed"): The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross domestic product (GDP): An important measure of the United States' economic performance, GDP is the total market value of all final goods and services produced in the U.S. during any quarter or year.

Inflation: Rise in the prices of goods and services resulting from increased spending relative to the supply of goods on the market.

Initial public offering (IPO): A company's first sale of stock to the public.

Lehman Brothers Government Bond Index: Measures U.S. Treasury and Agency securities with a remaining maturity of one year or more. The index is calculated on a total return basis.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Short Interest: The total number of shares of a security that have been sold short by customers and securities firms that have not been repurchased to settle short positions in the market.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.

               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2007
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      43.43%
  U.S. TREASURY BONDS -- 25.15%
     U.S. Treasury Bond 9.25%, 2/15/16/(e)/............    $ 20,000   $ 26,545,320
     U.S. Treasury Bond 7.50%, 11/15/16/(e)/...........      20,000     24,295,320
     U.S. Treasury Bond 8.75%, 5/15/17/(e)/............      22,000     28,974,682
     U.S. Treasury Bond 8.875%, 2/15/19/(e)/...........      15,000     20,411,715
     U.S. Treasury Bond 6.375%, 8/15/27/(e)/...........      11,500     13,646,372
     U.S. Treasury Bond 6.125%, 11/15/27/(e)/..........      17,500     20,249,407
     U.S. Treasury Bond 4.50%, 2/15/36/(e)/............      10,000      9,480,470
                                                                      ------------
                                                                       143,603,286
                                                                      ------------
  U.S. TREASURY NOTES -- 18.28%
     U.S. Treasury Inflation Indexed Note 1.625%,
       1/15/15/(e)(h)/.................................      27,000     28,179,747
     U.S. Treasury Note 3.00%, 2/15/08/(e)/............      38,000     37,845,644
     U.S. Treasury Note 4.00%, 11/15/12/(d)(e)/........      18,500     18,343,897
     U.S. Treasury Note 4.50%, 2/15/16/(e)/............      20,000     20,003,120
                                                                      ------------
                                                                       104,372,408
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $247,245,220)......................................         247,975,694
                                                                      ------------
  AGENCY NON-MORTGAGE BACKED SECURITIES            4.60%
     FNMA 3.15%, 5/28/08...............................      26,570     26,289,686
                                                                      ------------
         Total Agency Non-Mortgage Backed
           Securities (Identified Cost $26,587,928)...........          26,289,686
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          44.32%
  CONSUMER DISCRETIONARY -- 3.17%
     Ford Motor Corp./(e)/.............................     436,000      3,701,640
     McDonald's Corp./(e)/.............................     115,000      6,264,050
     Newell Rubbermaid, Inc./(e)/......................     101,000      2,910,820
     NIKE, Inc. Class B/(e)/...........................      89,000      5,220,740
                                                                      ------------
                                                                        18,097,250
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                     Number of
                                                      Shares      Value
                                                     --------- -----------
     CONSUMER STAPLES -- 4.34%
        Altria Group, Inc./(e)/...................     94,000  $ 6,535,820
        Bunge Ltd.................................     48,000    5,157,600
        Costco Wholesale Corp.....................     82,000    5,032,340
        Kimberly-Clark Corp./(e)/.................     26,000    1,826,760
        PepsiCo, Inc./(e)/........................     85,000    6,227,100
                                                               -----------
                                                                24,779,620
                                                               -----------
     ENERGY -- 6.21%
        Chesapeake Energy Corp./(e)/..............    134,000    4,724,840
        ConocoPhillips/(e)/.......................     73,000    6,407,210
        Halliburton Co./(e)/......................    127,000    4,876,800
        Massey Energy Co./(e)/....................    216,000    4,713,120
        Occidental Petroleum Corp./(e)/...........     94,000    6,023,520
        St. Mary Land & Exploration Co./(e)/......    122,000    4,351,740
        Valero Energy Corp........................     65,000    4,366,700
                                                               -----------
                                                                35,463,930
                                                               -----------
     FINANCIALS -- 2.97%
        Allstate Corp./(e)/.......................     62,000    3,545,780
        American International Group, Inc./(e)/...     34,000    2,300,100
        Goldman Sachs Group, Inc..................     12,000    2,600,880
        Merrill Lynch & Co., Inc./(e)/............     65,000    4,633,200
        Reinsurance Group of America, Inc./(e)/...     68,000    3,854,920
                                                               -----------
                                                                16,934,880
                                                               -----------
     HEALTH CARE -- 3.62%
        Bristol-Myers Squibb Co./(e)/.............    196,000    5,648,720
        Gilead Sciences, Inc./(b)(e)/.............    114,000    4,659,180
        Merck & Co., Inc..........................    123,000    6,357,870
        UnitedHealth Group, Inc...................     83,000    4,019,690
                                                               -----------
                                                                20,685,460
                                                               -----------
     INDUSTRIALS -- 8.58%
        3M Co./(e)/...............................     65,000    6,082,700
        AMR Corp./(b)(e)/.........................    171,000    3,811,590
        Boeing Co. (The)/(e)/.....................     51,000    5,354,490
        Caterpillar, Inc..........................     75,000    5,882,250
        Continental Airlines, Inc. Class B/(b)(e)/    126,000    4,161,780
        Foster Wheeler Ltd........................     56,000    7,351,680
        General Electric Co./(e)/.................    145,000    6,003,000
        L-3 Communications Holdings, Inc..........     51,000    5,209,140
        Union Pacific Corp........................     45,000    5,087,700
                                                               -----------
                                                                48,944,330
                                                               -----------

        See notes to schedule of investments and securities sold short

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INFORMATION TECHNOLOGY -- 9.02%
      Ciena Corp./(e)/.................................     114,000   $  4,341,120
      Cisco Systems, Inc./(b)/.........................     160,000      5,297,600
      Corning , Inc./(e)/..............................     246,000      6,063,900
      Dell, Inc./(e)/..................................     144,000      3,974,400
      EMC Corp./(b)(e)/................................     258,000      5,366,400
      Hewlett-Packard Co./(e)/.........................      98,000      4,879,420
      International Business Machines Corp./(e)/.......      50,000      5,890,000
      Microsoft Corp...................................     183,000      5,391,180
      National Semiconductor Corp./(e)/................     166,000      4,501,920
      QUALCOMM, Inc....................................     137,000      5,789,620
                                                                      ------------
                                                                        51,495,560
                                                                      ------------
   MATERIALS -- 4.23%
      Alcoa, Inc./(e)/.................................     151,000      5,907,120
      Dow Chemical Co..................................     148,000      6,372,880
      Freeport-McMoRan Cooper & Gold, Inc. Class
        B/(e)/.........................................      66,000      6,922,740
      NuCor Corp./(e)/.................................      84,000      4,995,480
                                                                      ------------
                                                                        24,198,220
                                                                      ------------
   TELECOMMUNICATIONS SERVICES -- 2.18%
      AT&T Corp./(d)/..................................     146,000      6,177,260
      Verizon Communications, Inc./(d)/................     142,000      6,287,760
                                                                      ------------
                                                                        12,465,020
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $217,119,203).....................................         253,064,270
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      3.05%
   ENERGY -- 0.73%
      Nabors Industries Ltd. (United States)/(b)(e)/...     136,000      4,184,720
                                                                      ------------
                                                                         4,184,720
                                                                      ------------
   FINANCIALS -- 0.63%
      Deutsche Bank AG (Germany).......................      28,000      3,594,920
                                                                      ------------
                                                                         3,594,920
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.69%
      Amdocs Ltd. (United States)/(b)(e)/..............     114,000      4,239,660
      Nokia Oyj ADR (Finland)..........................     143,000      5,423,990
                                                                      ------------
                                                                         9,663,650
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $13,691,437)......................................          17,443,290
                                                                      ------------

        See notes to schedule of investments and securities sold short

                                                          Number of
                                                           Shares            Value
                                                          -----------  ------------
EXCHANGE TRADED FUNDS                            2.09%
   PowerShares QQQ/(e)/..............................        131,000   $  6,734,710
   Regional Bank Holders Trust.......................         35,000      5,195,750
                                                                       ------------
       Total Exchange Traded Funds (Identified Cost $11,050,409)         11,930,460
                                                                       ------------
       Total Long Term Investments -- 97.49% (Identified Cost
         $515,694,197).........................................         556,703,400
                                                                       ------------
SHORT-TERM INVESTMENTS                          14.23%
MONEY MARKET MUTUAL FUNDS -- 12.27%
   State Street Navigator Prime Plus (5.338% seven
     day effective yield)/(f)/ (Identified Cost
     $70,082,973)....................................     70,082,973     70,082,973
                                                                       ------------

                                                             Par
                                                           (000's)
                                                          -----------
COMMERCIAL PAPER/(g)/ -- 1.96%
   CAFCO LLC 5.20%, 10/3/07..........................    $    11,200     11,196,764
                                                                       ------------
       Total Commercial Paper (Identified Cost $11,196,764)....          11,196,764
                                                                       ------------
       Total Short-Term Investments (Identified Cost
         $81,279,737)..........................................          81,279,737
                                                                       ------------
       Total Investments (Identified Cost $596,973,934) --
         111.72%...............................................         637,983,137/(a)/
       Securities Sold Short (Proceeds $11,303,627) -- (1.69)%.          (9,665,000)
       Other Assets Less Liabilities -- (10.03)%...............         (57,274,659)
                                                                       ------------
       Net Assets -- 100.00%...................................        $571,043,478
                                                                       ============

--------
 (a) Federal Tax information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $43,341,038 and gross depreciation of $5,826,934 for federal tax purposes. At September 30, 2007, the aggregate cost of securities for federal income tax purposes was $600,469,033.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria in Note 1D "Foreign security country determination" in the Notes to Schedules of Investments and Securities Sold Short.
 (d) Position, or a portion thereof, has been segregated as collateral for securities sold short.
 (e) All or a portion of security is on loan.
 (f) Represents security purchased with cash collateral for securities on loan.
 (g) The rate shown is the discount rate.
 (h) Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

        See notes to schedule of investments and securities sold short

                                                       Number of
                                                        Shares         Value
                                                       ---------  ----------
   SECURITIES SOLD SHORT
   DOMESTIC COMMON STOCKS -- 1.69%
   CONSUMER DISCRETIONARY -- 0.63%
      Starbucks Corp...............................     137,000   $3,589,400
                                                                  ----------
   CONSUMER STAPLES -- 0.23%
      Whole Foods Market, Inc......................      27,000    1,321,920
                                                                  ----------
   INDUSTRIALS -- 0.83%
      YRC Worldwide, Inc...........................     174,000    4,753,680
                                                                  ----------
          Total Domestic Common Stocks (Proceeds
            $11,303,627)..................................         9,665,000
                                                                  ----------
          Total Securities Sold Short (Proceeds $11,303,627)      $9,665,000/(i)/
                                                                  ==========



--------
 (i) Federal Tax information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $1,744,683 and gross depreciation of $106,056 for federal income tax purposes. At September 30, 2007, the aggregate proceeds of securities sold short for federal tax purposes was ($11,303,627).

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

                              September 30, 2007
                                  (Unaudited)

                                                                                    Net Asset Value
                                                              Total Net Assets         per share
                                                         -------------------------- --------------
Beginning of period: December 31, 2006..................               $476,845,562         $ 5.11
   Net investment income................................ $  9,953,265               $ 0.10
   Net realized and unrealized gain on investments......   17,474,349                 0.17
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains *....................................  (38,707,868)               (0.38)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................    2,892,063                   --
   Net proceeds from the sales of shares during rights
     offering (net of expenses $650,000) **.............  102,586,107                (0.02)
                                                         ------------               ------
   Net increase (decrease) in net assets/net asset
     value..............................................                 94,197,916          (0.13)
                                                                       ------------         ------
End of period: September 30, 2007.......................               $571,043,478         $ 4.98
                                                                       ============         ======


--------
  *Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of September 30, 2007, we estimate that 57% of distributions represent return of capital and 43% represent excess gain distributions which are taxable as ordinary income.
 **Shares were sold at a 5% discount from a 5-day average market price.

        See notes to schedule of investments and securities sold short

                       THE ZWEIG TOTAL RETURN FUND, INC.

          NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

                              September 30, 2007
                                  (Unaudited)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Zweig Total Return Fund, Inc. (the "Fund") in the preparation of the Schedule of Investments. The preparation of the Schedules of Investments in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the Schedules of Investments. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date.

  D. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and securities sold short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  E. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At September 30, 2007, the Fund had securities valued at $73,585,137 on loan. For collateral the Fund received cash collateral of $70,082,973, and U.S. Government securities valued at $5,815,172.

  F. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At September 30, 2007, the value of securities sold short amounted to $9,665,000 against which collateral of $34,153,874 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

NOTE 2 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 3 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed monthly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles ("GAAP"). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2008 to determine the taxability of our distributions.

   The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at http://www.PhoenixFunds.com.
Section 19(a) notices are posted on the website at:
http://www.phoenixinvestments.com/phxinv/PublicSite.jsp?Target=
/Individual/Products/Closed_End_Funds/Zweig/ZTR_Fund.html.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue, 31st Floor
New York, NY 10022-4793

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q3-07

      Quarterly Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      September 30, 2007


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